Exhibit 99.2

CureTech Ltd.

INTERIM FINANCIAL INFORMATION

(Unaudited)

AT SEPTEMBER 30, 2014

CureTech Ltd.

INTERIM FINANCIAL INFORMATION

(Unaudited)

AT SEPTEMBER 30, 2014

TABLE OF CONTENTS

Page
CONDENSED FINANCIAL STATEMENTS (Unaudited) – IN NIS:
Statements of financial position	2
Statements of income	3
Statements of comprehensive income	4
Statements of changes in equity (capital deficiency)	5-6
Statements of cash flows	7
Notes to financial statements	8-10

CureTech Ltd.

CONDENSED STATEMENTS OF FINANCIAL POSITION

AS OF SEPTEMBER 30, 2014

(UNAUDITED)

	September 30		December 31,
	2014	2013	2013
	NIS in thousands
Assets
CURRENT ASSETS:
Cash and cash equivalents	986	13,130	5,564
Other current assets	327	322	212
Related parties receivables	11

TOTAL CURRENT ASSETS	1,324	13,452	5,776

NON-CURRENT ASSETS:
Long-term deposit	18	25	17
Property, plant and equipment - net	3,412	4,129	3,866

TOTAL NON-CURRENT ASSETS	3,430	4,154	3,883

TOTAL ASSETS	4,754	17,606	9,659

CURRENT LIABILITIES:
Trade payables	712	1,803	918
Other payables and accruals	1,183	2,323	1,110
Related parties payables		423	12

TOTAL CURRENT LIABILITIES	1,895	4,549	2,040

NON-CURRENT LIABILITIES:
Liability for employee rights upon retirement, net	48	81	15
Liability for future payment of royalties		18,039	17,702

TOTAL NON-CURRENT LIABILITIES	48	18,120	17,717

TOTAL LIABILITIES	1,943	22,669	19,757

EQUITY (CAPITAL DEFICIENCY):
Share capital	4	4	4
Premium on shares	194,264	187,337	187,384
Treasury shares	(405,341)	(405,341)	(405,341)
Differences from translation of financial statements into the presentation currency	(12,394)	(12,810)	(12,633)
Capital reserves	2,368	2,538	2,347
Retained earnings	223,910	223,209	218,141

TOTAL EQUITY (CAPITAL DEFICIENCY)	2,811	(5,063)	(10,098)

TOTAL LIABILITIES AND EQUITY	4,754	17,606	9,659

Chairman of the Board	Chief Executive Officer	Chief Financial Officer
Dr. Aharon Schwartz	Dr. Michael Schickler	Mr. Moti Hacham

Date of approval of the financial statements: November 5, 2015.

The accompanying notes are an integral part of the condensed financial statements.

CureTech Ltd.

CONDENSED STATEMENTS OF INCOME

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2014

(UNAUDITED)

	9 months ended
	September 30
	2014	2013
	NIS in thousands
RESEARCH AND DEVELOPMENT EXPENSES - net	10,046	12,517
GENERAL AND ADMINISTRATIVE EXPENSES	1,998	1,821
OTHER INCOME	(19,140)

OPERATING INCOME (LOSS)	7,096	(14,338)
GAIN FROM CHANGE IN THE FAIR VALUE OF DERIVATIVE FINANCIAL INSTRUMENTS - net		(398,784)
FINANCIAL INCOME	(136)	(198)
FINANCIAL EXPENSES	1,463	298

FINANCIAL EXPENSES, net	1,327	100

INCOME FOR THE PERIOD	5,769	384,346

The accompanying notes are an integral part of the condensed financial statements.

CureTech Ltd.

CONDENSED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2014

(UNAUDITED)

	9 months ended
	September 30
	2014	2013
	NIS in thousands
INCOME FOR THE PERIOD	5,769	384,346
OTHER COMPREHENSIVE INCOME (LOSS) FOR THE PERIOD - ITEMS THAT WILL NOT BE RECLASSIFIED TO INCOME OR LOSS:
Remeasurement of liability for employee rights upon retirement, net	(33)
Differences from translation of financial statements	239	(11,946)

COMPREHENSIVE INCOME FOR THE PERIOD	5,975	372,400

The accompanying notes are an integral part of the condensed financial statements.

(Continued) - 1

CureTech Ltd.

CONDENSED STATEMENTS OF CHANGES IN EQUITY (CAPITAL DEFICIENCY)

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2014

(UNAUDITED)

					Differences from
					translation of
					financial		Total
					statements into		equity
	Share	Premium on	Treasury	Capital	the presentation	Retained	(capital
	capital	shares	shares	reserves	currency	earnings	deficiency)
	NIS in thousands
BALANCE AT JANUARY 1, 2014	4	187,384	(405,341)	2,347	(12,633)	218,141	(10,098)
CHANGES DURING THE 9 MONTHS ENDED SEPTEMBER 30, 2014:
Comprehensive income:
Income for the period						5,769	5,769
Other comprehensive income (loss):
Remeasurement of liability for employee rights upon retirement, net				(33)			(33)
Differences from translation of financial statements					239		239

TOTAL COMPREHENSIVE INCOME FOR THE PERIOD	—,—	—,—	—,—	(33)	239	5,769	5,975

Share issuance	*	6,880					6,880
Share based compensation expenses				54			54

BALANCE AT SEPTEMBER 30, 2014	4	194,264	(405,341)	2,368	(12,394)	223,910	2,811

*	Represents and amount of less than NIS 1 thousand.

The accompanying notes are an integral part of the condensed financial statements.

(Concluded) - 2

CureTech Ltd.

CONDENSED STATEMENTS OF CHANGES IN EQUITY (CAPITAL DEFICIENCY)

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2013

(UNAUDITED)

					Differences from
					translation of
					financial		Total
					statements into		equity
	Share	Premium on	Treasury	Capital	the presentation	Retained	(capital
	capital	shares	shares	reserves	currency	earnings	deficiency)
	NIS in thousands
BALANCE AT JANUARY 1, 2013	17	173,170	—,—	2,516	(864)	(161,137)	13,702
CHANGES DURING THE 9 MONTHS ENDED SEPTEMBER 30, 2013:
Comprehensive income:
Income for the period						384,346	384,346
Other comprehensive loss - differences from translation of financial statements					(11,946)		(11,946)

TOTAL COMPREHENSIVE INCOME FOR THE PERIOD	—,—	—,—	—,—	—,—	(11,946)	384,346	372,400
Share issuance	*	14,167					14,167
Share based compensation expenses				22			22
Purchase of treasury shares due to exercise of repurchase option	(13)		(405,314)				(405,354)

BALANCE AT SEPTEMBER 30, 2013	4	187,337	(405,341)	2,538	(12,810)	223,209	(5,063)

*	Represents and amount of less than NIS 1 thousand.

The accompanying notes are an integral part of the condensed financial statements.

CureTech Ltd.

CONDENSED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2014

(UNAUDITED)

	9 months ended
	September 30
	2014	2013
	NIS in thousands
CASH FLOWS PFROM OPERATING ACTIVITIES:
Income for the period	5,769	384,346
Adjustments required to reflect the cash flows from operating activities:
Income and expenses not involving cash flows:
Depreciation of property, plant and equipment	721	887
Capital gain on sale of property, plant and equipment
Share-based compensation expenses	54	22
Change in the value of liability for employee rights upon retirement, net		82
Revaluation of liability for future payment of royalties	1,479
Cancellation of liability for future payment of royalties	(19,140)
Amortization of leasing deposit
Changes in the fair value of derivative financial instruments, net		(398,784)

	(16,886)	(397,793)

Changes in operating asset and liability items:
Decrease (increase) in other current assets	(109)	215
Changes in related parties - net	(19)	469
Increase (decrease) in trade payables	(258)	399
Increase (decrease) in other payables		(842)

	(386)	241

Net cash used in operating activities	(11,503)	(13,206)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of property, plant and equipment
Purchases of property, plant and equipment	(57)	(6)

Net cash provided by (used in) investing activities	(57)	(6)

CASH FLOWS FROM FINANCING ACTIVITIES:
Share issuance (net of issuance expenses)	6,880	14,167

Net cash provided by financing activities	6,880	14,167

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(4,680)	955
BALANCE OF CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	5,564	12,618
EXCHANGE GAINS (LOSSES) ON CASH AND CASH EQUIVALENTS	102	(443)

BALANCE OF CASH AND CASH EQUIVALENTS AT END OF PERIOD	986	13,130

ADDITIONAL INFORMATION ON INVESTING AND FINANCING OPERATIONS NOT INVOLVING CASH FLOWS - exercise of repurchase option:
Derivative financial instruments		(386,912)

Treasury shares		405,354

Liability for future payment of royalties		(18,442)

The accompanying notes are an integral part of the condensed financial statements.

CureTech Ltd.

EXPLANATORY NOTES TO THE CONDENSED FINANCIAL INFORMATION

AS OF SEPTEMBER 30, 2014

(UNAUDITED)

NOTE 1 - GENERAL:

a.	CureTech Ltd. (hereafter – “the Company”) is a private company which was established in 1995 in Israel. It is engaged in the development of novel, broad-spectrum, immune modulating products for the treatment and control of cancer. At this stage the Company conducts Phase II clinical trials. The Company’s offices are located at Yavne.

b.	The principal shareholders of the Company are Clal Biotechnology Industries Ltd. (hereafter – “CBI”) and Clal Venture Capital Fund Limited Partnership.

NOTE 2 - BASIS OF PREPARATION OF CONDESED FINANCIAL STATEMENTS:

a.	The interim condensed financial information of the Company as of September 30, 2014 and 2013 and for the 9 months period ended on those date (hereinafter – “the interim financial information”) was prepared in accordance with International Accounting Standard No. 34 - “Interim Financial Reporting” (hereafter – “IAS 34”). The interim financial information should be read in conjunction with the 2013 annual financial statements and with the notes thereto, which were all prepared in accordance with International Financial Reporting Standards (hereafter – “IFRS”), as issued by the International Accounting Standards Board (IASB).

The interim financial information is reviewed and is not audited.

b.	The preparation of interim financial statements requires Company’s management to exercise its judgment; it also requires the use of significant accounting estimates and assumptions that affect the application of the Company’s accounting policy and the amounts of reported assets, liabilities, income and expenses. Actual results may materially differ from those estimates. The judgment exercised by the Company’s management is consistent with those applied in the financial statements for December 31, 2013.

NOTE 3 - ACCOUNTING POLICIES

The accounting policies and computation methods used in preparation of the interim financial information are consistent with the 2013 annual financial statements.

CureTech Ltd.

EXPLANATORY NOTES TO THE CONDENSED FINANCIAL INFORMATION (continued)

AS OF SEPTEMBER 30 2014

(UNAUDITED)

NOTE 4 - TERMINATION OF COLLABORATION WITH TEVA

Further to note 7 to the annual financial statements as of December 31, 2013, the Company and Teva Pharmaceutical Industries Ltd. (hereafter – “Teva”) signed an agreement which settles mutual claims the parties had in connection with the termination of the collaboration between them in January 2013. The agreement was signed in April 2014. As part of the said agreement, Teva waived its right to receive royalties from future revenues of the Company and the Company waived its financial demands from Teva. As a result of the above, the future royalties’ liability to Teva, in the amount of NIS 19.1 million ($ 5.1 million), was cancelled and carried to the “other income” item in the statement of income.

NOTE 5 - SUBSEQUENT EVENTS:

a.	On December 21, 2014 Company raised $ 3 million by way of rights issue to some of its shareholders in consideration for allotment of 17,023 preferred D shares. The shareholders which participated in this investment round included the parent company, Clal Capital Funds Risk Limited Partnership and Technorov Holdings (1993) Ltd.

b.	In October 2014, the Company and Medivation Inc. (hereafter – “Medivation”) entered into a licensing agreement and a manufacturing and supply agreement (hereafter jointly – “the agreements”), under which the Company shall grant Medivation exclusive worldwide rights to develop and commercialize Pidilizumab - CureTech’s immune modulatory anti-PD-1 monoclonal antibody (hereafter respectively – “the license” and “the drug”).

Under the agreements, Medivation will be responsible for all research, development, regulatory and commercialization activities in connection with Pidilizumab. Under the provisions of the manufacturing and supply agreement, the Company will manufacture and supply the Pidilizumab to Medivation over the next 3 years for clinical development purposes in accordance with set manufacturing and supply plans and in consideration for the cost of manufacturing.

In consideration for the license, the Company shall be entitled to the following consideration:

1)	Upfront $5 million payment;

2)	Future payment upon attainment of certain development and regulatory milestones totaling $85 million.

3)	Further future sales-based milestone payments of up to $ 245 million upon the achievement of certain annual worldwide net sales thresholds. The minimal sales threshold was set at $ 400 million; and

4)	Tiered royalties ranging from 5%-11% of Pidilizumab sales, based on annual worldwide net sales.

CureTech Ltd.

EXPLANATORY NOTES TO THE CONDENSED FINANCIAL INFORMATION (continued)

AS OF SEPTEMBER 30 2014

(UNAUDITED)

NOTE 5 - SUBSEQUENT EVENTS (continued):

Upon the completion of the license agreement, the Company has recognized the upfront $5 million payment in the income statement among “Revenue from license grants”. According to the Company’s accounting policy, all future consideration payments that will be received based on milestones achievement and royalties that are based on certain sales thresholds will be recognized in the income statement at the date the Company is entitled to those payments.

Under the agreements, the Company shall bear all payments payable to the Chief Scientist Office in connection with the transaction. The Company shall also bear all payments to third parties from whom it received certain IP rights (including payments to CBI which holds app. 60% of the rights to payments payable to Mor Research Applications Ltd. – the owner of the underlying patents of the drug).

c.	In February 2015 and in accordance with the abovementioned manufacturing and supply agreement, the Company received a total of $ 3.5 million in consideration for supplying the drug to Medivation under the agreement; the drug will be used by Medivation for clinical development purposes in the first half of 2015.

d.	In June 2015 the manufacturing and supply agreement was amended; as part of this amendment the parties agreed to change the quantities of the drug to be manufactured and supplied by the Company to Medivation as well as the dates of supply and payment under the agreement.